UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2017

EXTREME NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-25711	77-0430270
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

6480 Via Del Oro San Jose, California	95119
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 579-2800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On March 7, 2017, Extreme Networks, Inc., a Delaware corporation (the “Company”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Avaya Inc., a Delaware corporation (“Avaya”), to purchase Avaya’s fabric-based secure networking solutions and network security solutions business (the “Business”) under section 363 of the United States Code, 11 U.S.C. § 101-1532 (the “Bankruptcy Code”). Upon the terms and subject to the conditions of the Purchase Agreement, the Company will acquire customers, employees, technology and other assets of the Business, as well as assume certain contracts and other liabilities of the Business, for a purchase price of $100 million, subject to certain adjustments set forth in the Purchase Agreement related to net working capital, deferred revenue, certain assumed lease obligations and certain assumed pension obligations for transferring employees of the Business. Pursuant to certain ancillary agreements, Avaya will also provide the Company with access to certain technology related to the Business, as well as transition services for a period of time following the closing of the transaction (the “Closing”).

On January 19, 2017, Avaya, together with certain of its subsidiaries and its parent, commenced voluntary cases (the “Bankruptcy Cases”) under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). In connection with the Purchase Agreement, Avaya is seeking approval of a bidding and public auction process for the Business pursuant to section 363 of the Bankruptcy Code, and as such, the Purchase Agreement is subject to higher or better offers made in accordance with bidding procedures that are approved by the Bankruptcy Court.

The Closing is subject to the satisfaction of customary closing conditions, including, among other matters, (i) the absence of any law or governmental order prohibiting or preventing the consummation of the transactions contemplated by the Purchase Agreement, (ii) the receipt of certain needed governmental approvals and authorizations, (iii) the receipt of certain material contractual consents, (iv) the accuracy of the representations and warranties and compliance with the covenants set forth in the Purchase Agreement, (v) the absence of any material adverse effect on the Business, (vi) the approval and entry of the bidding procedures order by the Bankruptcy Court and (vii) the approval of the transaction and entry of a sale order by the Bankruptcy Court. There is no financing condition to the Closing.

The Purchase Agreement includes customary representations and warranties of each of the Company and Avaya. The representations and warranties in the Purchase Agreement are the product of negotiations among the parties to the Purchase Agreement and are made to, and solely for the benefit of, the party to whom such representations and warranties are made, in each case as of specified dates. Such representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors, and may not be relied upon by any other person.

The Purchase Agreement also contains certain customary covenants and agreements, including, without limitation, (i) customary interim covenants of Avaya relating to operations between the date of the Purchase Agreement and the Closing, (ii) mutual confidentiality obligations and (iii) efforts of each of the parties to cause the Closing to be consummated, including with regards to obtaining any required regulatory approvals. Subject to certain exceptions and limitations, each party has agreed to indemnify the other for breaches of representations, warranties, covenants and other specified matters.

The Purchase Agreement contains certain termination rights for each of the Company and Avaya and provides that, under certain circumstances, Avaya may be required to pay a termination fee to the Company. Specifically, in the event that the Purchase Agreement is terminated as a result of an alternative transaction, the Company will generally be entitled to a termination fee of $3 million plus reimbursement of its out-of-pocket fees and expenses (up to an additional $750,000). Under certain other circumstances unrelated to an alternative transaction, such as the Closing failing to occur prior to the date nine months from the signing date or the issuance of an order or judgment by the Bankruptcy Court or other governmental authority prohibiting the consummation of the Closing, Avaya must reimburse the Company’s out-of-pocket fees and expenses (up to $750,000).

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

Forward-Looking Statements

Statements set forth in this communication that are not historical are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon management’s current beliefs and expectations and are subject to uncertainty and changes in circumstances and contain words such as “believe,” “intended,” “expect,” and “anticipate” and include statements about expectations for future results. The forward-looking statements involve risks that may affect the Company’s operations, markets, products, services, prices and other risk factors discussed in the company’s filings with the Securities and Exchange Commission (SEC), including those under the heading entitled “Risk Factors” in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Significant risks and uncertainties may relate to, but are not limited to, the risk that the acquisition may not be completed, the risk that the Company may not realize the anticipated benefits of the acquisition, the risk that the Company may not retain customer and supplier relationships and other risks associated with the acquisition, such as the ability to successfully integrate the acquired technologies or operations, the potential for unexpected liabilities and the Company’s ability to retain key employees. Unless otherwise required by applicable laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information or future developments.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Asset Purchase Agreement, dated as of March 7, 2017, by and between Extreme Networks, Inc. and Avaya Inc.

*	This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTREME NETWORKS, INC.

Dated: March 7, 2017	/s/ Katy Motiey
	Name:	Katy Motiey
	Title:	EVP, Chief Administrative Officer – HR, General Counsel, & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1*	Asset Purchase Agreement, dated as of March 7, 2017, by and between Extreme Networks, Inc. and Avaya Inc.

*	This filing excludes schedules and exhibits pursuant to Item 601(b)(2) of Regulation S-K, which the registrant agrees to furnish supplementally to the SEC upon request by the SEC.